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                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                POWER OF ATTORNEY
                                -----------------

                                David A. Carlson
                                Robert A. Kerzner
                                 Thomas M. Marra
                             Ernest M. McNeill, Jr.
                             Christine Hayer Repasy
                                 John C. Walters
                              David M. Znamierowski

do hereby jointly and severally authorize Christine Hayer Repasy, Marianne O'Doherty, Christopher M. Grinnell, Thomas S. Clark, W. Michael Stobart and Shane E. Daly to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of Hartford Life and Annuity Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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
By: /s/ David A. Carlson                                      Dated as of March 24, 2003
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    David A. Carlson

By: /s/ Robert A. Kerzner                                     Dated as of March 24, 2003
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    Robert A. Kerzner

By: /s/ Thomas M. Marra                                       Dated as of March 24, 2003
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    Thomas M. Marra

By: /s/ Ernest M. McNeill, Jr.                                Dated as of March 24, 2003
    --------------------------------------------
    Ernest M. McNeill, Jr.

By: /s/ Christine Hayer Repasy                                Dated as of March 24, 2003
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    Christine Hayer Repasy

By: /s/ John C. Walters                                       Dated as of March 24, 2003
    --------------------------------------------
    John C. Walters

By: /s/ David M. Znamierowski                                 Dated as of March 24, 2003
    --------------------------------------------
    David M. Znamierowski
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